                                  MSC HOLDINGS, INC.

                                1995 STOCK OPTION PLAN

                                STOCK OPTION AGREEMENT

          This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between MSC Holdings, Inc., a Delaware corporation (the "Company"), and the person named below as Employee.

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THAT ACT AND UNDER APPLICABLE STATE SECURITIES LAW OR MSC HOLDINGS, INC. (THE "COMPANY") SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THAT ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED. THE SALE, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES IS ALSO SUBJECT TO COMPLIANCE WITH THE TERMS AND CONDITIONS OF THAT CERTAIN STOCKHOLDERS AGREEMENT, DATED AS OF JUNE 27, 1995, AS SUPPLEMENTED, MODIFIED AND AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND THE STOCKHOLDERS, OPTIONHOLDERS AND WARRANTHOLDERS SIGNATORY THERETO, A COPY OF WHICH AGREEMENT IS AVAILABLE FOR INSPECTION DURING REGULAR BUSINESS HOURS AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

          WHEREAS, Employee is an employee of the Company and/or one or more of its subsidiaries; and

          WHEREAS, pursuant to the Company's 1995 Stock Option Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Employee of an option to purchase shares of the Class D Common Stock (as defined below), on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

          1. GRANT OF OPTION; CERTAIN TERMS and Conditions. The Company hereby grants to Employee, and Employee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Class D Common Stock indicated below (the "Option Shares") at the

Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., California time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). On each of the first, second, third, fourth and fifth anniversaries of June 28, 1995 (each a "Vesting Date"), the Option shall become exercisable to purchase, and shall vest with respect to, that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Vesting Rate indicated below (the "Options Subject to Vesting"), PROVIDED, HOWEVER, that no Option shall vest upon a Vesting Date unless:

         (a) the Company's EBITDA (as defined in the Facility Agreement, dated as of June 16, 1995, among Petrowax PA, Inc., a Delaware corporation, and ABI Acquisition 2 Plc, a corporation organized under the laws of England, as initial borrowers, the Company, MSC Holdings II, Inc., a Delaware corporation, and other entities named therein, as initial guarantors, Union Bank of Switzerland, as arranger, facility agent and security trustee, and others) shall be equal to or greater than ninety percent (90%) of the Target EBITDA (as defined in Exhibit A hereto) for the fiscal year immediately preceding such Vesting Date (the "EBITDA Condition"); or

          (b) the Committee, in its sole discretion, elects, notwithstanding the non-satisfaction of the EBITDA Condition for a particular Vesting Date, to cause the vesting of all or any portion of the Options Subject to Vesting for such Vesting Date (the "Committee Vesting Condition").

Accordingly, if both the EBITDA Condition and the Committee Vesting Condition are not satisfied on any given Vesting Date in a particular year (each, a "Nonvesting Year"), the Options Subject to Vesting for such Vesting Date will not vest (the "Unvested Options"). Notwithstanding the foregoing, Unvested Options (i) shall automatically vest upon the next succeeding Vesting Date upon which the EBITDA Condition is satisfied, and (ii) may vest, in the discretion of the Committee, upon any future Vesting Date.

         Employee:                            David E. Hawkins

         Date of Grant:                       October 30, 1995

         Number of shares purchasable:                   6,818

         Exercise Price per share:                      $10.00

         Expiration Date:                        June 28, 2005

         Vesting Rate:                                     20%

          The Option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code.

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          2.   ACCELERATION AND TERMINATION OF OPTION.

         (a) CHANGE IN CONTROL AND OTHER EVENTS CAUSING ACCELERATION OF OPTION. All Options shall become fully exercisable immediately prior to a Change in Control. In addition, the Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason.

         (b)  Termination of Employment.

              (i) TERMINATION WITHIN ONE YEAR AFTER CHANGE OF CONTROL. In the event that Employee shall cease to be an employee of the Company or any of its subsidiaries (such event shall be referred to herein as the "Termination" of Employee's "Employment") for any reason, or for no reason, within one year after a Change of Control (as hereinafter defined), then the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment.

              (ii) RETIREMENT. If Employee's Employment is Terminated by reason of Employee's retirement in accordance with the Company's then-current retirement policy ("Retirement"), and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the Expiration Date.

              (iii) DEATH OR PERMANENT DISABILITY. If Employee's Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Employee, and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the Expiration Date. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Employee does or does not have a Permanent Disability shall be final and binding upon the Company and Employee.

              (iv) OTHER TERMINATION. If Employee's Employment is Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate on the date that is 30 days after the date of such Termination of Employment.

         (c) DEATH FOLLOWING TERMINATION OF EMPLOYMENT. Notwithstanding anything to the contrary in this Agreement, if Employee shall die at any time after the Termination of his or her Employment and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

         (d) OTHER EVENTS CAUSING TERMINATION OF OPTION. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the stockholders of the Company:

                   (i) the dissolution or liquidation of the Company;

                   (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise; or

                   (iii) a Change of Control, if the Committee elects to terminate the Option in connection therewith.

          3. ADJUSTMENTS. In the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless (i) such event shall cause the Option to terminate pursuant to Section 2(d) hereof, or (ii) the terms of such transaction provide otherwise, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; PROVIDED, HOWEVER, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option.

          4. EXERCISE. The Option shall be exercisable during Employee's lifetime only by Employee or by his or her guardian or legal representative, and after Employee's death only by the person or entity entitled to do so under Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; PROVIDED, HOWEVER, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by (i) the delivery to the Company of a certificate or certificates representing shares of Class D Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery electively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the date of such exercise), or
(ii) by a reduction in the amount of Purchased Shares or other property otherwise issuable pursuant to such Option (such reduction to be valued on the basis of the aggregate Fair Market Value, on the date of Exercise, of the additional Purchased Shares that would have been delivered to the Employee upon Exercise of the Option), provided that the Company is not then prohibited from purchasing or acquiring such shares of Class D Common Stock.

          5. STOCKHOLDERS AGREEMENT. Upon the Date of Grant, the Employee shall execute and agree to be bound by the terms of that certain Stockholders Agreement among the Company and certain of its stockholders, optionholders and warrantholders, dated June 27, 1995.

          6. PAYMENT OF WITHHOLDING TAXES. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Employee shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company.

          7. NOTICES. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 1800 Century Park East, Suite 1000, Los Angeles, California 90067, Attention:
Richard K. Roeder, or to Employee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

          8. STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAWS. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company

          9. NONTRANSFERABILITY. Neither the Option nor any interest therein may be Transferred in any manner other than by will or the laws of descent and distribution.

          10. PLAN. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; PROVIDED, HOWEVER, that no such amendment shall deprive Employee, without his or her consent, of the Option or of any of Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Employee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Employee or any other person or entity then entitled to exercise the Option.

          11. STOCKHOLDER RIGHTS. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

          12. EMPLOYMENT RIGHTS. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Employee, with or without cause, or (c) confer upon Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan. EMPLOYEE HEREBY ACKNOWLEDGES AND AGREES THAT THE COMPANY AND EACH OF ITS SUBSIDIARIES MAY TERMINATE THE EMPLOYMENT OF EMPLOYEE AT ANY TIME AND FOR ANY REASON, OR FOR NO REASON, UNLESS EMPLOYEE AND THE COMPANY OR SUCH SUBSIDIARY ARE PARTIES TO A WRITTEN EMPLOYMENT AGREEMENT THAT EXPRESSLY PROVIDES OTHERWISE.

          13. GOVERNING LAW. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York without reference to choice or conflict of law principles.

          14.  DEFINITIONS.

          "CAPITAL STOCK" means, with respect to any corporation, any and all shares, interests, rights to purchase (other than convertible or exchangeable indebtedness), warrants, options, participations or other equivalents of or interests (however designated) in stock issued by that corporation.

          "CHANGE OF CONTROL" means with respect to the Company (i) any sale, transfer or other conveyance, whether direct or indirect, of all or substantially all of the assets of the Company, on a consolidated basis, in one transaction or a series of related transactions, (ii) any transaction as a result of which any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, whether or not applicable) (other than an Excluded Person) is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power in the aggregate of all classes of Capital Stock of the Company then outstanding normally entitled to vote in elections of directors, or (iii) during any period of twelve consecutive months after the Initial Date individuals who at the beginning of any such twelve-month period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company then in office.

          "CLASS A COMMON STOCK" means the Company's common stock designated as Class A common stock, par value $.01 per share, any stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock.

          "CLASS B COMMON STOCK" means the Company's common stock designated as Class B common stock, par value $.01 per share, any stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock.

          "CLASS C COMMON STOCK" means the Company's common stock designated as Class C common stock, par value $.01 per share, any stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock.

          "CLASS D COMMON STOCK" means the Company's common stock designated as Class D common stock, par value $.01 per share, any stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock.

          "COMMON STOCK" means the Class A Common Stock, the Class B Common Stock, the Class C Common Stock, the Class D Common Stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

          "EXCLUDED PERSON" means (i) the Company, (ii) any employee benefit plan of the Company or any trustee or similar fiduciary holding Capital Stock of the Company for or pursuant to the terms of any such plan, (iii) the holders of any Capital Stock of the Company on the Initial Date and, as to any partnership which is a holder of the Capital Stock of the Company on the Initial Date, any Person who holds, directly or indirectly, any beneficial interest in any such partnership on the Initial Date, and (iv) all Related Persons of any Person described in the foregoing clause (iii) of this paragraph.

         "INITIAL DATE" means June 28, 1995.

          "OPTION" means any options now or hereafter issued by the Company to purchase Class D Common Stock.

          "PERSON" means a company, a corporation, an association, a partnership, a limited liability company, an organization, a joint venture, a trust or other legal entity, an individual, a government or political subdivision thereof or a governmental agency.

          "PREFERRED STOCK" means the Series A Preferred Stock, the Series B Preferred Stock and any other preferred stock of the Company issued after the date hereof.

          "RELATED PERSON" means, with respect to any Excluded Person (i) any Person who, directly or indirectly, controls, is controlled by or under common control with such Excluded Person; PROVIDED, HOWEVER, that for purposes of this definition "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall be deemed to include the beneficial ownership of more than 10% of the total voting power of a Person normally entitled to vote in the election of directors, managers or trustees, as applicable, of a Person and (ii) as to any natural person, (A) such person's spouse, parents and descendants (whether by blood or adoption and including stepchildren) and the spouses of any of such natural persons and (B) any corporation, partnership, trust or other Person in which no one has any interest (directly or indirectly) except for any of such natural person, such spouse, parents and descendants (whether by blood or adoption, and including stepchildren) and the spouses of any of such natural persons.

          "SHARES" means the shares of Common Stock and Preferred Stock, the Options and the Warrants now or hereafter issued to or otherwise acquired by the Stockholders (including acquisitions of such securities concurrently with the execution of this Agreement and acquisitions of any such securities after the date hereof whether or not pursuant to the terms hereof and including issuances of any such securities pursuant to any Option or Warrant existing on the date hereof or issued subsequent to the date hereof) and all shares of Capital Stock or other securities (including convertible securities and the securities into which such convertible securities convert) of the Company or any successor of the Company issued or issuable in respect thereof as a result of any stock dividend on, or stock split or reclassification or conversion of, or in exchange for, any such Common Stock and Preferred Stock or issued or issuable with respect to such Common Stock, Preferred Stock, Options or Warrants in connection with any merger or reorganization or similar transaction involving the Company.

          "TRANSFER" means any sale, exchange, assignment, transfer, pledge, mortgage, hypothecation, gift, grant, encumbrance or other disposition of any kind, whether voluntary, involuntary or by operation of law and whether direct or indirect by transfer of any interest in the subject property or otherwise.

          "WARRANTS" means the warrants now or hereafter issued by the Company entitling the holders thereof to purchase shares of the Class C Common Stock.

          IN WITNESS WHEREOF, the Company and Employee have duly executed this Agreement as of the Date of Grant.


                                   MSC HOLDINGS, INC., a Delaware corporation

                                   By
                                     ---------------------------------------
                                         Title:


                                   ------------------------------------------
                                   Signature

                                   ------------------------------------------
                                   Street Address

                                   ------------------------------------------
                                   City, State and Zip Code

                                   ------------------------------------------
                                   Social Security Number

                                      EXHIBIT A


  ----------------------------------------------------------------------------
     FISCAL YEAR ENDED              TARGET                90% OF TARGET
         MARCH 31                   EBITDA                   EBITDA
  ----------------------------------------------------------------------------
         1996                     $19,500,000              $17,550 000
  ----------------------------------------------------------------------------
         1997                     $23,100,000              $20,790,000
  ----------------------------------------------------------------------------
         1998                     $27,000,000              $24,300,000
  ----------------------------------------------------------------------------
         1999                     $26,300,000              $23,670,000
  ----------------------------------------------------------------------------
         2000                     $27,700,000              $24,930,000
  ----------------------------------------------------------------------------



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